AXA Equitable Life Insurance Company

Supplement dated March 2, 2015 to the current Prospectus for Retirement Cornerstone® Series 15.0

This Supplement modifies certain information in the above-referenced current prospectus, supplements to the prospectus and statements of additional information, as previously supplemented (together the ‘‘Prospectus’’). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your Prospectus.

The following information is added to “Appendix V: State contract availability and/or variations of certain features and benefits” of the Prospectus:

State	Features and benefits	Availability or variation
California	See “We require that the following types of communications be on specific forms we provide for that purpose (and submitted in the manner that the forms specify)” in “Who is AXA Equitable” and “Effect of Excess withdrawals” in “Contract features and benefits”	You are not required to use our forms when making a transaction request. If a written request contains all the information required to process the request, we will honor it. Although you are not required to use our withdrawal request form, if you do not specify whether we should process a withdrawal that results in an Excess withdrawal, and the transaction results in an Excess withdrawal, we will not process that request.

	See “Asset transfer program (“ATP”)” in “Contract features and benefits”	If you elect the GMIB, the ATP will commence on the valuation day of your second monthiversary.

	See “Your right to cancel within a certain number of days” in “Contract features and benefits”	If you reside in the state of California and you are age 60 or older at the time the contract is issued, you may return your Retirement Cornerstone® Series contract within 30 days from the date that you receive it and receive a refund as described below. This is also referred to as the ‘‘free look’’ period.

If you allocate your entire initial contribution to the EQ/Money Market variable investment option (and/or guaranteed interest option, if available), the amount of your refund will be equal to your contribution, unless you make a transfer, in which case the amount of your refund will be equal to your Total account value on the date we receive your request to cancel at our processing office. This amount could be less than your initial contribution. If you allocate any portion of your initial contribution to the variable investment options (other than the EQ/Money Market variable investment option), your refund will be equal to your Total account value on the date we receive your request to cancel at our processing office.

“Return of contribution” free look treatment available through certain selling broker-dealers

Certain selling broker-dealers offer an allocation method designed to preserve your right to a return of your contributions during the free look period. At the time of application, you will instruct your financial professional as to how your initial contribution and any subsequent contributions should be treated for the purpose of maintaining your free look right under the contract. Please consult your financial professional to learn more about the availability of “return of contribution” free look treatment.

If you choose “return of contribution” free look treatment of your contract, we will allocate your entire contribution and any subsequent contributions made during the 40-day period following the contract date, to the EQ/Money Market investment option. In the event you choose to exercise your free look right under the contract, you will receive a refund equal to your contributions.

IM-28-15 (3/15)	Catalog No. 153126 (3/15)
RC 15.0 (NB)	#877576

State	Features and benefits	Availability or variation
California (continued)

If you choose the “return of contribution” free look treatment and your contract is still in effect on the 40th day (or next Business Day) following the contract date, we will automatically reallocate your account value to the investment options chosen on your application.

Any transfers made prior to the expiration of the 30-day free look will terminate your right to “return of contribution” treatment in the event you choose to exercise your free look right under the contract. Any transfer made prior to the 40th day following the contract date will cancel the automatic reallocation on the 40th day (or next business day) following the contract date described above. If you do not want AXA Equitable to perform this scheduled one-time re-allocation, you must call one of our customer service representatives at 1 (800) 789-7771 before the 40th day following the contract date to cancel.

If you choose the “return of contribution” free look treatment, you may not elect a Special dollar cost averaging program either at issue or any time in the first 40 days after issue.

See “Disability, terminal illness, or confinement to a nursing home’’ under “Withdrawal charge” in “Charges and expenses”

The withdrawal charge waivers for items (i), (ii) and (iii) under “Disability, terminal illness, or confinement to nursing home.” do not apply and are replaced with the following:

(i)     We receive proof satisfactory to us (including certification by a licensed physician) that an owner (or older joint owner, if applicable) suffers from impairment of cognitive ability, meaning a deterioration or loss of intellectual capacity due to mental illness or disease, including Alzheimer’s disease or related illnesses, that requires continual supervision to protect oneself or others.

(ii)    We receive proof satisfactory to us (including certification by a licensed physician) that an owner’s (or older joint owner’s, if applicable) life expectancy is 12 months or less.

(iii)   An owner (or older joint owner, if applicable) has been confined to a nursing home as verified by a licensed physician. The definition of a nursing home for this purpose is as follows: the owner (or older joint owner, if applicable) is receiving, as prescribed by a physician, registered nurse, or licensed social worker, home care or community-based services (including adult day care, personal care, homemaker services, hospice services or respite care) or, is confined in a skilled nursing facility, convalescent nursing home, or extended care facility, which shall not be defined more restrictively than as in the Medicare program, or is confined in a residential care facility or residential care facility for the elderly, as defined in the Health and Safety Code. Out-of-state providers of services shall be defined as comparable in licensure and staffing requirements to California providers.

	See ‘‘Transfers of ownership, collateral assignments, loans and borrowing’’ in ‘‘More Information’’	Guaranteed benefits do not terminate upon a change of owner or absolute assignment of the contract. Guaranteed benefits will continue to be based on the original measuring life (i.e., owner, older joint owner, annuitant, older joint annuitant).
Puerto Rico	IRA and Roth IRA	Available for direct rollovers from U.S. source 401(a) plans and direct transfers from the same type of U.S. source IRAs.

	Inherited IRA	Available only under the beneficiary continuation option for currently issued NQ, traditional and Roth IRA contracts.

State	Features and benefits	Availability or variation
Puerto Rico (continued)	SEP IRA contracts and QP (Defined Benefit) contracts (For Series B, Series CP® and Series L contracts only)	Not Available

	See “Purchase considerations for a charitable remainder trust” under “Owner and annuitant requirements” in “Contract features and benefits”	We do not offer contracts to charitable remainder trusts in Puerto Rico.

	See “How you can make contributions” in “Contract features and benefits” (For Series B, Series CP® and Series L contracts only)	Specific requirements for purchasing QP contracts in Puerto Rico are outlined below in “Purchase considerations for QP (Defined Contribution) contracts in Puerto Rico”.

	See “Guaranteed minimum income benefit” in “Contract features and benefits” (For Series B, Series CP® and Series L contracts only)	Restrictions for the GMIB on a Puerto Rico QPDC contract are described below, under “Purchase considerations for QP (Defined Contribution) contracts in Puerto Rico”, and in your contract.

	See “Transfers of ownership, collateral assignments, loans and borrowing” in “More information” (For Series B, Series CP® and Series L contracts only)	Transfers of ownership of QP contracts are governed by Puerto Rico law. Please consult your tax, legal or plan advisor if you intend to transfer ownership of your contract.

“Purchase considerations for QP (Defined Contribution) contracts in Puerto Rico” — this section replaces “Appendix II: Purchase considerations for QP contracts” in this Prospectus. (For Series B, Series CP® and Series L contracts only)

Purchase considerations for QP (Defined Contribution) contracts in Puerto Rico:

Trustees who are considering the purchase of a Retirement Cornerstone® Series QP contract in Puerto Rico should discuss with their tax, legal and plan advisors whether this is an appropriate investment vehicle for the employer’s plan. Trustees should consider whether the plan provisions permit the investment of plan assets in the QP contract, the Guaranteed minimum income benefit, and the payment of death benefits in accordance with the requirements of Puerto Rico income tax rules. The QP contract and this Prospectus should be reviewed in full, and the following factors, among others, should be noted.

Limits on Contract Ownership

•      The QP contract is offered only as a funding vehicle to qualified plan trusts of single participant defined contribution plans that are tax-qualified under Puerto Rico law, not United States law. The contract is not available to US qualified plans or to defined benefit plans qualifying under Puerto Rico law.

• The QP contract owner is the qualified plan trust. The annuitant under the contract is the self-employed Puerto Rico resident, who is the sole plan participant.

•      This product should not be purchased if the self-employed individual anticipates having additional employees become eligible for the plan. We will not allow additional contracts to be issued for participants other than the original business owner.

•      If the business that sponsors the plan adds another employee who becomes eligible for the plan, no further contributions may be made to the contract. If the employer moves the funds to another funding vehicle that can accommodate more than one employee, this move could result in surrender charges, if applicable, and the loss of guaranteed benefits in the contract.

Limits on Contributions:
• All contributions must be direct transfers from other investments within an existing qualified plan trust.

• Employer payroll contributions are not accepted.

• Only one additional transfer contribution may be made per contract year.

State	Features and benefits	Availability or variation
Puerto Rico (continued)		• Checks written on accounts held in the name of the employer instead of the plan or the trustee will not be accepted.

• As mentioned above, if a new employee becomes eligible for the plan, the trustee will not be permitted to make any further contributions to the contract established for the original business owner.

Limits on Payments:
• Loans are not available under the contract.

• All payments are made to the plan trust as owner, even though the plan participant/annuitant is the ultimate recipient of the benefit payment.

• AXA Equitable does no tax reporting or withholding of any kind. The plan administrator or trustee will be solely responsible for performing or providing for all such services.

•      AXA Equitable does not offer contracts that qualify as IRAs under Puerto Rico law. The plan trust will exercise the GMIB and must continue to hold the supplementary contract for the duration of the GMIB payments. The contract cannot be converted to an IRA.

Plan Termination:

•      If the plan participant terminates the business, and as a result wishes to terminate the plan, the trust would have to be kept in existence to receive payments. This could create expenses for the plan.

•      If the plan participant terminates the plan and the trust is dissolved, or if the plan trustee (which may or may not be the same as the plan participant) is unwilling to accept payment to the plan trust for any reason, AXA Equitable would have to change the contract from a Puerto Rico QP to NQ in order to make payments to the individual as the new owner. Depending on when this occurs, it could be a taxable distribution from the plan, with a potential tax of the entire account value of the contract. Puerto Rico income tax withholding and reporting by the plan trustee could apply to the distribution transaction.

•      If the plan trust is receiving GMIB payments and the trust is subsequently terminated, transforming the contract into an individually owned NQ contract, the trustee would be responsible for the applicable Puerto Rico income tax withholding and reporting on the present value of the remaining annuity payment stream.

• AXA Equitable is a U.S. insurance company, therefore distributions under the NQ contract could be subject to United States taxation and withholding on a “taxable amount not determined” basis.

Owners or beneficiaries of annuity contracts in Puerto Rico which are not individuals are required to complete the appropriate Form W-8 describing the entity type to avoid 30% FATCA withholding from U.S.-source income.

Retirement Cornerstone® Series is issued by and is a registered service mark of AXA Equitable Life Insurance Company (AXA Equitable).

Co-distributed by affiliates AXA Advisors, LLC and AXA Distributors, LLC.

1290 Avenue of the Americas,

New York, NY 10104.

Copyright 2015 AXA Equitable Life Insurance Company. All rights reserved.

AXA Equitable Life Insurance Company

1290 Avenue of the Americas New York, NY 10104

(212) 554-1234